Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Harrison, Vickers and Waterman Inc. (the "Company") on Form 10-Q for the period ending September, 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Roy G. Warren, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C., Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/S/ Roy G. Warren
Roy G. Warren
President and Chief Executive Officer

November 16, 2015

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Harrison, Vickers and Waterman, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Tommy E. Kee, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C., Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/S/ Tommy E. Kee
Tommy E. Kee
Chief Financial Officer and Principal Accounting Officer

November 16, 2015